UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):May 31, 2017

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

On May 24, 2017, Bank of the Ozarks, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as the underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter and the Underwriter agreed to purchase, subject to and upon terms and conditions set forth in the Underwriting Agreement, 6,600,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  The Company also granted the Underwriter a 30-day option to purchase up to an additional 990,000 shares of Common Stock.

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-203388). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 8.01Other Events

On May 31, 2017, the Company completed the issuance and sale of 6,600,000 shares of Common Stock pursuant to the Underwriting Agreement. The net proceeds of the offering, after deducting estimated offering expenses, were approximately $299.7 million.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Common Stock, nor shall there be any sale of the Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement, dated May 24, 2017, by and between Bank of the Ozarks, Inc. and J.P. Morgan Securities LLC
Exhibit 5.1	Opinion of Kutak Rock LLP relating to the legality of the Common Stock
Exhibit 99.1	Consent of Kutak Rock LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
Date: May 31, 2017	By: /s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated May 24, 2017, by and between Bank of the Ozarks, Inc. and J.P. Morgan Securities LLC
5.1	Opinion of Kutak Rock LLP relating to the legality of the Common Stock
99.1	Consent of Kutak Rock LLP (included as part of Exhibit 5.1)